SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: August 20, 1998
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(Date of earliest event reported)


                                 Alyn Corportion
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             (Exact name of registrant as specified in its charter)

    Delaware                      000-21153                     33-0709359
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(State or Other                  (Commission                 (I.R.S. Employer
Jurisdiction of                 File Number)                Identification No.)
 Incorporation



                       16761 Hale Avenue, Irvine CA 92606
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               (Address of Principal Executive Office) (Zip Code)



       Registrant's telephone number, including area code: (949) 475-1525



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Item 5. Other Events.

On August 20, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, which provides an update of the Registrant's recent business activities.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 99.1 Press release of the Registrant, dated August 20, 1998.



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     Pursuant to the  requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      ALYN CORPORATION


                                      By: /s/ Steven S. Price
                                          -------------------
                                          Name:   Steven S. Price
                                          Title:  Chief Executive Officer

Date: August 21, 1998